                    SCHEDULE 14A INFORMATION
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   SECURITY FEDERAL BANCORP, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
                      Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

           [SECURITY FEDERAL BANCORP LETTERHEAD]







                    March 20, 1998





Dear Stockholder:

    We invite you to attend the Annual Meeting of Stockholders of Security Federal Bancorp, Inc. to be held at the office of Security Bank, 2301 University Boulevard, Tuscaloosa, Alabama on
Monday, April 20, 1998 at 2:00 p.m., local time.

    The accompanying notice and proxy statement describe the formal business to be transacted at the Annual Meeting. Also enclosed is an Annual Report to Stockholders for the 1997 fiscal year. Directors and officers of the Company as well as representatives of Jamison, Money, Farmer & Co., P.C., the Company's independent auditors, will be present to respond to any questions the stockholders may have.

    You are cordially invited to attend the Annual Meeting. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting.

                                Sincerely,

                                /s/ Marlin D. Moore, Jr.

                                Marlin D. Moore, Jr.
                                Chairman of the Board

            SECURITY FEDERAL BANCORP, INC.
               2301 UNIVERSITY BOULEVARD
            TUSCALOOSA, ALABAMA  35401-1593
                    (205) 345-8800

       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
             TO BE HELD ON APRIL 20, 1998


    NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders ("Annual Meeting") of Security Federal Bancorp,
Inc. (the "Company"), will be held at the office of Security
Bank, 2301 University Boulevard, Tuscaloosa, Alabama at 2:00 p.m., local time, on Monday, April 20, 1998.

    A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

    The Annual Meeting is for the purpose of considering and acting upon:

    1.   The election of three directors of the Company; and

    2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

    Note: The Board of Directors is not aware of any other business to come before the Annual Meeting.

    Any action may be taken on any one of the foregoing pro-

posals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 12, 1998 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

    You are requested to fill in and sign the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy Card will not be used if you attend and vote at the Annual Meeting in person.

                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ John F. Harvard

                           John F. Harvard
                           President
Tuscaloosa, Alabama
March 20, 1998

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY
THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A
QUORUM.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR
CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED
STATES.

                    PROXY STATEMENT
                          OF
            SECURITY FEDERAL BANCORP, INC.
               2301 UNIVERSITY BOULEVARD
            TUSCALOOSA, ALABAMA  35401-1593

            ANNUAL MEETING OF STOCKHOLDERS
                    APRIL 20, 1998

                       GENERAL

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Security Federal Bancorp, Inc. (hereinafter called the "Company") to be used at the 1998 Annual Meeting of Stockholders of the Company (hereinafter called the "Annual Meeting") which will be held at the office of Security Bank ("Security Bank" or the "Bank"), 2301 University Boulevard, Tuscaloosa, Alabama on Monday, April 20, 1998, at 2:00 p.m., local time. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about March 20, 1998.

          VOTING AND REVOCABILITY OF PROXIES

    Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

    Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder alone at the Annual Meeting will not revoke such stockholder's proxy.

       VOTING SECURITIES AND SECURITY OWNERSHIP

    The securities entitled to vote at the Annual Meeting consist of the common stock, par value $.01 per share, of the Company (the "Common Stock"). Stockholders of record as of the close of business on March 12, 1998 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, there were 678,876 shares of the Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

    Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended. Other than as disclosed in the following tables, management knows of no person who beneficially owned more than 5% of the Common Stock at the Record Date.

    The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by any person (other than directors and executive officers of the Company, whose ownership is disclosed below) or group of persons who is known to the Company to be the beneficial owner of more than 5% of the Common Stock.

                                      Amount and      Percent of
                                      Nature of       Shares of
Name and Address                      Beneficial     Common Stock
of Beneficial Owner                   Ownership(1)    Outstanding
------------------                    ---------      ------------
Estate of H. Vann Waldrop
2301 University Boulevard
Tuscaloosa, Alabama  35401-1593        38,902          5.7%

___________
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Common Stock if he or she has or shares voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named owner or owners exercise sole voting and investment power over the shares of the Common Stock.

    The following table sets forth information regarding the shares of Common Stock beneficially owned as of the Record Date by each director of the Company and by all directors and executive officers as a group.

                                      Amount and      Percent of
                                      Nature of       Shares of
Name and Address                      Beneficial     Common Stock
of Beneficial Owner                   Ownership(1)    Outstanding
------------------                    ---------      ------------
T. Gary Fitts                          37,201          5.5%
John F. Harvard                        32,647          4.8
Russell S. Lee                         11,828          1.7
Marlin D. Moore, Jr.                   42,401          6.2
Catherine J. Randall                        0           *
Charles O. Sealy, Jr.                  35,401          5.2
W. Ford Simpson, Jr.                   21,828          3.2
E. B. Stansell                          2,328           *

All directors and executive
  officers of the Company as
  a group (8 persons)                 183,634         27.0

_________
*   Less than 1%.
(1) For the definition of "beneficial ownership," see footnote 1 to the table above. Includes certain shares of Common Stock owned bybusinesses in which the executive officer or director is an executive officer or major stockholder, or by spouses, by immediate family members or as a custodian or trustee, or by spouses as a custodian or trustee, over which shares such executive officer or director effectively exercises sole or shared voting and/or investment power.
(2) Includes 1,368, 1,594, 1,368, 1,368, 0, 1,368, 1,368 and
    1,368 shares which Messrs. Fitts, Harvard, Lee and Moore, Ms. Randall and Messrs. Sealy, Simpson and Stansell, respectively, were entitled to purchase pursuant to vested stock options under the Option Plan; excludes shares which Messrs.Fitts, Harvard, Lee and Moore, Ms. Randall and Messrs. Sealy, Simpson and Stansell, respectively, were not yet entitled to purchase pursuant to unvested stock options under that plan; excludes 692, 806, 692, 692, 0, 692, 692 and 692 unvested shares awarded to Messrs. Fitts, Harvard, Lee and Moore, Ms. Randall and Messrs. Sealy, Simpson and Stansell, respectively, under the Company's MRP.


                 ELECTION OF DIRECTORS

GENERAL

    The Company's Board of Directors is composed of eight members. The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, the members of each class to serve for a term of three years and until their successors are elected and qualified, with approximately one-third of the directors elected each year. The Board of Directors has nominated for election as directors Catherine J. Randall, Charles O. Sealy, Jr. and W. Ford Simpson, Jr., all of whom are currently members of the Board, to each serve for three years and until their successors are elected and qualified. Under Delaware law, directors are elected by a plurality of the votes present in person or by proxy and entitled to vote on the election of directors.

    It is intended that the persons named in the proxies solicited by the Board of Directors will be voted for the election of the named nominees. If any nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION AS
DIRECTORS OF ALL OF THE NOMINEES LISTED BELOW.

    The following table sets forth, for all nominees and continuing directors, their name, age as of the Record Date, the year they first became a director of the Security Bank, the Company's principal subsidiary, and the expiration of their current term as a director of each of the Company and the Bank. Each director of the Company is also a member of the Board of Directors of the Bank.

                       AGE AS            YEAR FIRST          CURRENT
                       OF THE         ELECTED DIRECTOR        TERM
NAME                 RECORD DATE         OF THE BANK        TO EXPIRE
----                 -----------     -----------------     ------------

                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2001

Catherine J. Randall     47                 1997               1998

Charles O. Sealy, Jr.    49                 1990               1998

W. Ford Simpson, Jr.     42                 1989               1998

                        DIRECTORS CONTINUING IN OFFICE

John F. Harvard          53                 1986               1999

T. Gary Fitts            64                 1987               1999

Russell S. Lee           74                 1986               2000

Marlin D. Moore, Jr.     61                 1965               2000

E. B. Stansell           87                 1965               2000


    The principal occupation of each director of the Company for the last five years is set forth below.

    CATHERINE J. RANDALL is the Director of the Computer-Based Honors Program at the University of Alabama. She is also a member of the Chamber of Commerce of West Alabama, the Tuscaloosa League of Business and Professional Women, and serves as a member of the Executive Committee of the National Collegiate Honors Council. Mrs. Randall serves on numerous committees at the University of Alabama and has been extensively involved in community service and other volunteer activities.

    CHARLES O. SEALY, JR. is a self-employed realtor and insurance executive for Sealy Real Estate and Insurance in Tuscaloosa, Alabama. Mr. Sealy also is a member of the Chamber of Commerce of West Alabama and the Tuscaloosa Board of Realtors.

    W. FORD SIMPSON, JR. is a surgeon at Cardiovascular Associates of Tuscaloosa, a practice he joined in 1989. Dr. Simpson is a director of the DCH Medical Center Foundation's Board of Directors and a member of the vestry of Christ Episcopal Church in Tuscaloosa.

    JOHN F. HARVARD served as Security Bank's Secretary, Treasurer and Managing Officer from 1972 when he joined the Bank until December 1995 when he was elected President and Chief Operating Officer. Mr. Harvard served as the Company's Secretary and Treasurer since its organization in June 1994 until December 1995 when he was elected President and Chief Operating Officer. He also continues to serve as Treasurer of the Bank and the Company. Mr. Harvard is a member of the Chamber of Commerce of West Alabama, the Homebuilders Association of Tuscaloosa and the Tuscaloosa Board of Realtors. He also has served as a director and immediate past Chairman of the Southern Community Bankers.

    T. GARY FITTS is President of Fitts Agency, Inc. in Tuscaloosa, Alabama, an insurance agency. Mr. Fitts has served as Vice President of Security Bank since 1990 and Vice President of the Company since June 1994. In January 1996, he was elected Acting Secretary of each of the Bank and the Company. Mr. Fitts is a member and past president of the Tuscaloosa Rotary Club and a member of the Chamber of Commerce of West Alabama. He also serves as the State National Director for Alabama Independent Insurance Agents and as an advisory director of the Tuscaloosa Board of Directors of Compass Bank. Mr. Fitts is not separately compensated for his services as Vice President and Secretary of the Bank and the Company.

    RUSSELL S. LEE is owner and president of Russell S. Lee
Floor and Tile Company in Tuscaloosa, Alabama.

    MARLIN D. MOORE, JR. is co-owner of Pritchett-Moore, Inc., a real estate and insurance company, in Tuscaloosa, Alabama. He served as Vice President of Security Bank from 1965 until December 1995 when he was elected Chairman of the Board and Chief Executive Officer. Mr. Moore served as the Company's Vice President since June 1994 until December 1995 when he was elected Chairman and Chief Executive Officer. Mr. Moore has served on the Board of the Industrial Development Authority of Tuscaloosa, the Chamber of Commerce of West Alabama and the President's Cabinet at the University of Alabama. He also has served as a director of the of the Federal Reserve Bank of Atlanta, Birmingham Branch. Mr. Moore is not separately compensated for his services as Chairman of the Board and Chief Executive Officer of the Company.

    E. B. STANSELL retired as owner of Stansell Pontiac-
Cadillac in 1976.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    During fiscal year 1997, the Company's Board of Directors met seven times and the Board of Directors of Security Bank met twelve times. Each member of the Company's Board of Directors is also a member of the Bank's Board of Directors. No director of the Company and the Bank attended fewer than 75% of the total aggregate meetings
of the boards of directors and committees on which such director served during such fiscal year, except director Lee, who missed several meetings due to illness and business conflicts.

    The Company's full Board of Directors acts as a Nominating Committee for the annual selection of its nominees for election as directors of the Company. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Company's Certificate of Incorporation and Bylaws, established any procedures for this purpose. The Company's Board of Directors met once in its capacity as the Nominating Committee for the Annual Meeting.

    The Company's Audit Committee consists of directors Fitts, Simpson and Stansell. The Committee meets periodically to examine and approve the audit report prepared by the independent auditors of the Company and the Bank, to review and recommend the independent auditors to be engaged by the Company and the Bank, to review the internal audit function and internal accounting controls, and to review and approve conflict of interest and ethics policies. This Committee meets as needed with the Bank's internal and independent auditors to review the Bank's accounting and financial reporting policies and practices. The Audit Committee met once in 1997.

    The Company's Compensation Committee consists of directors Lee, Simpson and Stansell. The Compensation Committee meets periodically to evaluate the compensation and fringe benefits of the directors, officers and employees and recommend changes and to evaluate employee morale. The Compensation Committee met twice in connection with compensation paid for fiscal 1997.

DIRECTORS' COMPENSATION

    The Company's directors receive fees of $700 per month.
Each director receives an additional $160 per committee meeting attended, and the Bank's loan committee members receive an additional $650 per month.

    Director Retirement Plan. Under Security Bank's retirement plan for directors (the "Directors' Plan") for its employee and non-employee directors, each director will receive monthly benefits for the ten-year period following termination of service on the Board, in an amount equal to the product of his or her "Benefit Percentage," his or her "Vested Percentage," and $700. A participant's "Benefit Percentage" is based on his or her overall years of service on the Board of Directors of the Bank, and increases in increments of 33-1/3% from 0% for less than five years of service, to 33-1/3% for five to nine years of service, to 66-2/3% for ten to fourteen years of service, to 100% for fifteen or more years of service. A participant's "Vested Percentage" equals 33-1/3% if the participant serves on the Board of Directors for one year following the date of the conversion, increases to 66-2/3% if the participant completes a second year of service following the conversion, and becomes 100% if the participant completes a third year of service following the conversion. However, in the event a participant fails to be reelected to the Board after nomination, dies, terminates service on the Board of Directors either due to his or her disability or retirement at or after age 65, or in the event of a "change in control" (as such term is defined in the Directors' Plan), the participant's Vested Percentage becomes 100% regardless of his or her years of service (provided the director is then serving on the Board), and his or her benefit becomes immediately payable. If a participant dies before beginning to collect any benefits, his or her beneficiary, or, if none, his or her estate, will receive an amount equal to 100% of the present value of the benefits otherwise payable under the Directors' Plan, with such present value computed as if the participant had terminated service on the board on the date of his death. If a participant dies after beginning to receive benefits under the Directors' Plan, his or her beneficiary, or, if none, his or her estate, will receive an amount equal to 100% of the present value of the benefits that the participant would have received if he or she had survived to collect all of the benefits otherwise remaining to be paid to him or her under the Directors' Plan at the time of his or her death. The Bank will pay benefits from its general assets, and has established a trust in order to hold assets with which to pay benefits. Trust assets are subject to the claims of the Bank's general creditors. Assuming the current directors of the Bank remain on the Board through the third year following the conversion they would, in the aggregate, be entitled to receive $39,000 per year for 10 years upon their
retirement under the Director Retirement Plan. The Bank will be required to expense the remaining liability (approximately $94,000 on a pre-tax basis) in the third year following the Conversion to fund the Directors' Plan.

    1995 Stock Option and Incentive Plan. The Company adopted, and the stockholders subsequently approved, the Option Plan. Each director of the Company as of November 20, 1995 (i.e., the date that the Option Plan was approved by a majority of the Company's stockholders) who was not also an employee at that time has received a one-time grant of stock options in the form of non-incentive stock options ("Non-ISOs") to purchase 3,421 shares of Common Stock at an exercise price of $11.579 per share. The effective date of the grant was November 20, 1995, and the exercise price of the options so granted was the fair market value of the Common Stock on such date. In addition, each non-employee director who joins the Board of Directors of the Company or an affiliate (including the Bank) after the effective date will receive, on the date of joining the Board, Non-ISOs to purchase 1,342 shares of Common Stock at an exercise price per share equal to the fair market value of a share of the Common Stock on the date of grant. In March 1997, Ms. Randall received such a grant, which has an exercise price of $18.00 per share. Non-ISOs generally vest over a five-year period following the date of grant at the rate of 20% per year, which is based upon an optionee's completion of each year of service following the effective date of the grant of the option. These options have a term of 10 years.

    Management Recognition Plan. The Company and the Bank adopted, and the Company's stockholders subsequently approved, the MRP. Each director of the Company or the Bank as of November 20, 1995 (i.e., the date that the MRP was approved by a majority of the Company's stockholders) who was not an employee at such time has received a one-time award of 1,152 shares of Common Stock under the MRP. Such shares are subject to a vesting schedule that limits their transferability and unvested shares are forfeited upon a participant's termination of service. In addition, each non-employee director who joins the Board of Directors subsequent to November 20, 1995 will receive a one-time MRP award of 269 shares. In March 1997, Ms. Randall received such an award.

EXECUTIVE COMPENSATION AND OTHER BENEFITS

    Summary. The following table sets forth cash and noncash compensation awarded to or earned by the named executive officer for each of the last two fiscal years.

                                                                           Long-Term
                                                                      Compensation Awards
                                    Annual Compensation             ------------------------
Name and                       ----------------------------------   Restricted  Securities
Principal              Fiscal                       Other Annual       Stock    Underlying   All Other
Position               Year(1) Salary     Bonus     Compensation      Awards     Options    Compensation
--------------------------------------------------------------------------------------------------------
Marlin D. Moore, Jr.    1997    $36,000    $5,000     $   --          $  --          --       $16,200
  Chairman of the Board 1996*    18,000        --         --             --       3,421        15,800
  and Chief Executive
  Officer

_____________
*   Mr. Moore became chief executive officer in December 1995.
(1) Due to the Company's change of fiscal year, does not include the following compensation for the three month transition period between the end of fiscal 1996 (9/30/96) and the start of fiscal 1997 (1/1/97):
    salary, $4,500, all other compensation, $4,050.


    Stock Options. The following table sets forth information regarding the number and value of options held by the named executive officer at the end of fiscal 1997. No options were exercised during the year (or the preceding transition period -- see above).

                                 Number of                 Value of
                                 Securities               Unexercised
                         Underlying Unexercised            Options at
                           Options at Year End           Year End ($)(1)
                         Exercisable/Unexercisable   Exercisable/Unexercisable
                         -------------------------   -------------------------

Marlin D. Moore, Jr.          1,368 / 2,053             $12,204 / $18,315
Chairman of the Board and
  Chief Executive Officer

____________
(1) Option values based on difference between exercise price and last known trading price of shares as of December 31, 1997 ($20.50).

TRANSACTIONS WITH MANAGEMENT

    The Bank offers loans to its directors, executive officers and members of their immediate families. Such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with non-affiliated persons. All future transactions with affiliates of the Company are to be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of the directors including the majority of disinterested directors. It is the belief of management that such loans neither involved more than the normal risk of collectibility nor presented other unfavorable features.

    During the fiscal year ended December 31, 1997, Pritchett-Moore, Inc. received compensation of $255,423 in real estate commissions and for homeowners insurance premiums from the closing of mortgage loans originated by the Bank. The fees were not paid by the Bank, but were paid by the buyers and sellers of the properties being financed. Marlin D. Moore, Jr., Chairman of the Board of the Bank, owns a 50% interest in Pritchett-Moore, Inc.

                     OTHER MATTERS

    The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

       RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Effective April 1, 1996, the Company's Board of Directors replaced the Company's former independent auditor, Morrison and Smith, CPAs, with the Company's current independent auditor, Jamison, Money, Farmer & Co, P.C. The decision to change independent auditors was recommended by the Audit Committee of the Company and approved by the Board of Directors. In connection with their audit of the fiscal year ended September 30, 1995, there have been no disagreements with Morrison and Smith, CPAs on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Morrison and Smith, CPAs, would have caused them to make reference to the subject of such disagreement in connection with their report.
In addition,
during this period there was no adverse opinion or disclaimer of opinion or any opinion qualified or modified as to uncertainty, audit scope or accounting principles.

    The Company's Board of Directors currently expects to retain Jamison, Money, Farmer & Co, P.C. to be the Company's auditors for fiscal 1998. A representative of Jamison, Money, Farmer & Co, P.C. is expected to be present at the Meeting, and he will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

                     MISCELLANEOUS

    The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

    The Company's Annual Report to Stockholders, including consolidated financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Pursuant to the Rules and Regulations of the Securities and Exchange Commission under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors and executive officers, and certain other persons, are required to report their ownership and changes of ownership in the common stock; based solely on the Company's review of ownership reports received for the fiscal year ended December 31, 1997, or written representations from reporting persons that no annual report of change in beneficial ownership is required, other than one late form being filed with respect to a vesting event in 1997 of awards granted in 1995 under the MRP to each director of the Company at that time, management of the Company is not aware that any director or executive officer did not comply with the reporting requirements for the year.

                 STOCKHOLDER PROPOSALS

    In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 2301 University Boulevard, Tuscaloosa, Alabama 35401-1593 no later than November 20, 1998. Any such proposals shall be subject to the require-

ments of the proxy rules adopted under the Securities Exchange
Act of 1934, as amended.

                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ John F. Harvard

                           John F. Harvard
                           President
Tuscaloosa, Alabama
March 20, 1998


             ANNUAL REPORT ON FORM 10-KSB

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO CORPORATE SECRETARY, SECURITY FEDERAL BANCORP, INC., 2301 UNIVERSITY BOULEVARD, TUSCALOOSA, ALABAMA 35401-1593.

[  ] PLEASE MARK VOTES               REVOCABLE PROXY
     AS IN THIS EXAMPLE        SECURITY FEDERAL BANCORP, INC.

             ANNUAL MEETING OF STOCKHOLDERS
                     APRIL 20, 1998

The undersigned hereby appoints John F. Harvard, Marlin D. Moore, Jr. and T. Gary Fitts with full powers of substitution, to act as proxies for the undersigned, to vote all shares of common stock of Security Federal Bancorp, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders, to be held at the office of Security Bank, 2301 University Boulevard, Tuscaloosa, Alabama on Monday, April 20, 1998 at 2:00 p.m., and at any and all adjournments thereof, as follows:
                                  FOR   WITHHOLD    EXCEPT
                                  ---   --------    ------
1.   The election as
     directors of all             [  ]    [   ]     [   ]
     nominees listed
     (except as marked
     to the contrary
     below):

     CATHERINE J. RANDALL
     CHARLES O. SEALY, JR.
     W. FORD SIMPSON, JR.

     INSTRUCTION: To withhold authority to vote for any individual nominee, mark "EXCEPT" and write that nominee's name in the space provided below.

     ____________________________________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
LISTED PROPOSITION.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO
INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED
FOR THE PROPOSITION STATED.  IF ANY OTHER BUSINESS IS
PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE
VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH
THE DETERMINATION OF THE BOARD OF DIRECTORS.  AT THE
PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER
BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.  THIS
PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS
THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY
PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO
SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS
INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Please be sure to sign and date
this proxy in the box below         Date


---Stockholders sign above --- Co-holder (if any) sign above ---


Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of the Company at the annual meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a proxy statement dated March 20, 1998 and an annual report to stockholders.
Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                  PLEASE ACT PROMPTLY
          SIGN, DATE AND MAIL YOUR PROXY TODAY